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Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of SoundView Technology Group, Inc. on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Gerard P. Maus, Chief Financial and Administrative Officer of the Company certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.
Dated: March 21, 2003	SOUNDVIEW TECHNOLOGY GROUP, INC.
	By:	/s/ GERARD P. MAUS Gerard P. Maus Chief Financial and Administrative Officer

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  Exhibit 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002